SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 26, 2019

USA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-33365	232679963

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Deerfield Lane, Suite 300
Malvern, Pennsylvania 19355
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 610-989-0340

n/a
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 26, 2019, USA Technologies, Inc. (the “Company”), received a notice from the Staff (the “Staff”) of the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”). The notice indicated that trading of the Company’s securities will be suspended from The Nasdaq Global Market and the Company’s securities will be delisted from The Nasdaq Stock Market unless the Company requested an appeal of this determination with the Nasdaq Hearings Panel (the “Panel”) by no later than March 5, 2019. The notice stated that the Staff had determined that the Company would not be in a position to file all required periodic financial reports with the Securities and Exchange Commission (the “SEC”) as required by Nasdaq Listing Rule 5250(c)(1) (the “Rule”) by the March 12, 2019 deadline previously granted by the Staff. As previously announced, at the time of granting the extended deadline, the Staff had advised the Company that a failure to file the periodic financial reports by the extended deadline would result in a notice of delisting of the Company’s securities.

The Company intends to timely request a hearing before the Panel, which request will automatically stay the suspension of trading in the Company’s stock for 15 calendar days. In connection with its request for a hearing, the Company also intends to request that the Panel further stay any suspension of trading, pending the hearing. In accordance with applicable rules, the Panel will review the request for an extended stay and notify the Company of its conclusion as soon as is practicable but by no later than 15 calendar days following the deadline to request the hearing, or by March 20, 2019. The notice states that hearings are typically scheduled to occur approximately 30 to 45 calendar days after the date of the hearing request.

According to applicable rules, at the hearing, the Panel has the discretion to grant the Company an extension through September 9, 2019 in order to regain compliance with the Rule. There can be no assurance that the Panel will extend the stay of the trading suspension beyond the automatic 15 calendar-day period or ultimately grant the Company’s request for continued listing on Nasdaq.

As indicated above, the Staff had previously granted the Company until March 12, 2019, in order to file with the SEC its Annual Report on Form 10-K for the fiscal year ended June 30, 2018, and the Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2018, as well as any other periodic financial report that would be required to be filed with the SEC prior to such date (collectively, the “Unfiled Reports”).

As reported in its Form 8-K dated February 6, 2019, the Company’s auditor resigned as of February 1, 2019, and recalled its previously issued audit report on the Company’s internal control over financial reporting and consolidated financial statements for the fiscal year ended June 30, 2017. The Form 8-K also reported that the Company had determined that its audited financial statements for the fiscal year ended June 30, 2017, and quarterly and year-to-date unaudited consolidated financial statements for September 30, 2017, December 31, 2017, and March 31, 2018 should no longer be relied upon. On February 8, 2019, the Company orally informed the Staff that the Company would not be in a position to file the Unfiled Reports by the March 12, 2019 deadline.

The Nasdaq notice indicated that the Staff’s determination was based upon the Company’s oral communication with the Staff on February 8, 2019, the resignation of the Company’s auditor, the determination of the Company to restate certain of its financial statements, and the inability of the Company to timely file with the SEC its Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2019 as reported in the Company’s Form 12b-25 filed with the SEC on February 11, 2019.

The Company is currently seeking a new independent registered public accounting firm and intends to engage such a firm as soon as practicable. The Company anticipates that it will file the restated financial statements for the affected fiscal periods as soon as practicable. The Company is also working diligently to complete and file the Unfiled Reports as soon as practicable.

On March 4, 2019, the Company issued a press release announcing its receipt of the Nasdaq notice. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Forward-looking Statements

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: All statements other than statements of historical fact included in this document are forward-looking statements. When used in this document, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” and similar expressions, as they relate to the Company or its management, identify forward looking statements. Such forward-looking statements are based on the beliefs of the Company’s management, as well as assumptions made by and information currently available to the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to, whether the Panel will extend the stay of the trading suspension beyond the automatic 15-day period or ultimately grant the Company’s request for continued listing on Nasdaq; the ability to, as well as the ability to timely, engage a new independent registered public accounting firm; the ability to complete the restatement of the affected financial statements and address any material weaknesses; the timing of completion of necessary restatements, interim reviews and audits by the new independent registered public accounting firm; risks relating to the substantial costs and diversion of personnel’s attention and resources deployed to address the restatement of the affected financial statements and internal control matters; the costs and expenses relating to the Audit Committee’s internal investigation; the impact of the internal investigation on the Company, its management and operations; the results of pending and potential additional litigation, derivative demands, or regulatory action arising from the internal investigation and its findings, from the failure to timely file the Unfiled Reports, from the resignation of the Company’s auditor, or from the restatement of the affected financial statements; the subsequent discovery of additional adjustments to the Company’s previously issued financial statements; the ability of the Company to regain and maintain compliance with Nasdaq’s continued listing requirements; the timing of the review by, and the conclusions of, the Company’s new  auditor regarding the investigation and its impact on the financial statements;  possible default by the Company under its credit facility; the ability of the Company to remediate any material weaknesses in internal control over financial reporting; potential reputational damage that the Company may suffer as a result of the matters under investigation, the resignation of its auditor or the restatement of the affected financial statements; the impact of the internal investigation, the resignation of its auditor, and the restatement of the affected financial statements on the value of the Company’s common and preferred stock; the ability of the Company to successfully defend itself, and the possibility of unfavorable outcomes, in the pending class action and shareholder demands for derivative action; the impact of the pending class action and shareholder demands for derivative action on the Company’s business, reputation, results of operations and financial condition; and the risk that the filing of the Unfiled Reports or the restatement of the affected financial statements will take longer than anticipated. Readers are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statement made by us speaks only as of the date of this report. Unless required by law, the Company does not undertake to release publicly any revisions to these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

Item 9.01. Financial Statements and Exhibits

Exhibit 99.1	Press release of the Company dated March 4, 2019

SIGNATURES

Pursuant to the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA TECHNOLOGIES, INC.

Dated: March 4, 2019	By:	/s/ Stephen P. Herbert
Stephen P. Herbert,
Chief Executive Officer